                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D. C. 20549

                                     FORM 8-K/ A

                             AMENDMENT TO CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 1997, (April 25,
1997)

                              Robinson Nugent, Inc.
------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)

        Indiana                        0-9010                   35-0957603
------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
  of incorporation)                 File Number)           Identification No.)

800 East Eighth Street, New Albany, Indiana             47151-1208
------------------------------------------------------------------------------
 (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code         (812) 945-0211


                                Not applicable
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 25,1997, Robinson Nugent, Inc. (the "Company") advised
Coopers & Lybrand L.L.P. ("Coopers") that the Company was discontinuing Coopers' services as the Company's independent accountants at the completion of Coopers' report for the year ending June 30, 1997. The Company has engaged Deloitte & Touche L.L.P. ("Deloitte") as the Company's independent accountants for the subsequent year. The decision to discontinue the services of Coopers and to engage Deloitte was recommended by the Audit Committee and approved by the Board of Directors.

         Coopers' reports on the financial statements of the Company for the year-ended June 30, 1997 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Company and Coopers on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreement(s), if not resolved to the satisfaction of Coopers, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports.

ITEM 5.  OTHER EVENTS.

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial statements of business acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.

         (c)  Exhibits.

              16.  Letter from Coopers & Lybrand L.L.P. dated October 2, 1997.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATIONS.

         Not applicable.

                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ROBINSON NUGENT, INC.
                                    (Registrant)


Date:    October 2, 1997             By:  /s/ Robert L. Knabel
                                          --------------------------------
                                     Robert L. Knabel
                                     Vice President, Treasurer and
                                     Chief Financial Officer

                                      FORM 8-K/A

                                  INDEX TO EXHIBITS

 Exhibit Number
  Assigned in
 Regulation S-K
   Item 601          Description of Exhibit
----------------     ---------------------------------------------

    (1)              Not applicable.

    (2)              Not applicable.

    (4)              4.1 Specimen certificate for Common Shares,
                         without par value.  (Incorporated by
                         reference to Exhibit 4 to Form S-1
                         Registration Statement No. 2-62521.)

                     4.2 Rights Agreement dated April 21, 1988
                         between Robinson Nugent, Inc. and Bank
                         One, Indianapolis, NA.  (Incorporated
                         by reference to Exhibit I to Form 8-A
                         Registration Statement dated May 2, 1988.)

                     4.3 Amendment No. 1 to Rights Agreement dated
                         September 26, 1991.  (Incorporated by
                         reference to Exhibit 4.3 to Form 10-K
                         Report for year ended June 30, 1991.)

                     4.4 Amendment No. 2 to Rights Agreement dated
                         June 11, 1992. (Incorporated by reference to Exhibit 4.4 to Form 8-K Current Report dated July 6, 1992.)

    (16)           16.01 Letter from Coopers & Lybrand L.L.P.
                         dated October 2, 1997.

    (17)           Not applicable.

    (20)           Not applicable.

    (23)           Not applicable.

    (24)           Not applicable.

    (27)           Not applicable.

    (99)           Not applicable.